UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
August 15, 2023

MARTEN TRANSPORT, LTD.
(Exact name of registrant as specified in its charter)

Delaware	0-15010	39-1140809
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

129 Marten Street Mondovi, Wisconsin	54755
(Address of principal executive offices)	(Zip Code)

(715) 926-4216
(Registrant’s telephone number, including area code)

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol:	Name of each exchange on which registered:
COMMON STOCK, PAR VALUE	MRTN	THE NASDAQ STOCK MARKET LLC
$.01 PER SHARE		(NASDAQ GLOBAL SELECT MARKET)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management

Item 5.03         Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 15, 2023, the Board of Directors of Marten Transport, Ltd. (the “Company”) approved and adopted Amended and Restated Bylaws (the “Amended and Restated Bylaws”), effective immediately.

The amendments reflected in the Amended and Restated Bylaws update various provisions of the Bylaws to include advance notice provisions for nominations and other business brought before an annual or special meeting of stockholders and make technical changes in light of the universal proxy rules adopted by the U.S. Securities and Exchange Commission. Specifically, the amendments include a timeframe for providing advance notice of nominations and shareholder proposals for consideration at the annual meeting (other than those included in the Company’s proxy materials) to provide that such notice must be received by the Company not less than 90 days nor more than 120 days prior to the anniversary of the prior year’s annual meeting, subject to adjustment in the event the date of the annual meeting is advanced by more than 30 days or delayed by more than 70 days from such anniversary date. In addition, the Amended and Restated Bylaws require, among other things, (i) certain information regarding any proposed nominees or shareholder proposals, (ii) certain information with respect to the stock ownership of the stockholder making any nomination or shareholder proposals; (iii) certain representations from proposed nominees regarding qualification, willingness to serve, Voting Commitments (as defined in the Amended and Restated Bylaws), future fiduciary obligations and compliance with the Company’s corporate governance policies and guidelines; (iv) in connection with any business to be proposed, a brief description of the business, the text of any proposal, the reasons for conducting such business at the meeting and any material interest in such business of the stockholder and beneficial owner making the proposal; and (v) certain information from the stockholder making any nomination or shareholder proposal regarding voting rights and legal proceeding.

The foregoing summary of the Amended and Restated Bylaws is qualified in its entirety by reference to the complete text of the Amended and Restated Bylaws, as approved and adopted, effective August 15, 2023, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses or Funds Acquired.

Not Applicable.

(b)	Pro Forma Financial Information.

Not Applicable.

(c)	Shell Company Transactions.

Not Applicable.

(d)	Exhibits.

Exhibit No.	Description

3.1	Marten Transport, Ltd. Amended and Restated Bylaws (included herewith).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARTEN TRANSPORT, LTD.

Dated: August 21, 2023	By:	/s/ James J. Hinnendael
James J. Hinnendael Its: Executive Vice President and Chief Financial Officer